UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2023

 PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland		001-36007	46-2519850
(State of Organization)		(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500		53202
Milwaukee	Wisconsin
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2023, Physicians Realty Trust (the “Company”) entered into employment agreements (collectively, the “Employment Agreements”) with each of John T. Thomas, President and Chief Executive Officer, Jeffrey N. Theiler, Executive Vice President and Chief Financial Officer, D. Deeni Taylor, Executive Vice President and Chief Investment Officer, Mark D. Theine, Executive Vice President of Asset Management, and John W. Lucey, Chief Accounting and Administrative Officer (each an “Executive” and collectively, the “Executives”), which by their terms replace the Company’s prior employment agreements with each of the Executives (collectively, the “Prior Agreements”). Under the Employment Agreements, the initial term continues in effect until December 31, 2026 and will automatically renew for two successive one-year periods, subject to earlier termination as provided in the Employment Agreements.

Under the terms of the Employment Agreements, each of Mr. Thomas, Mr. Theiler, Mr. Taylor, Mr. Theine and Mr. Lucey are entitled to an annual base salary for 2023 of $918,000, $581,000, $554,000, $476,000 and $418,000, respectively, subject to such annual increases as the Compensation Committee of the Board of Trustees (the “Compensation Committee”) may approve, reimbursement of up to $15,000 annually for reasonable professional expenses to receive personal advice from certain professional advisors, and other benefits and group insurance programs generally available to other employees and the Company’s other executives. Each Executive is also entitled to receive an annual cash bonus opportunity for each calendar year during the Executive’s employment based upon performance goals that are established by the Board of Trustees or the Compensation Committee, as the case may be, in its sole discretion. Each Executive is also eligible to receive options, restricted shares or other awards under the Company’s Amended and Restated 2013 Equity Incentive Plan at the discretion of the Compensation Committee.

In addition, each Employment Agreement provides that if the Executive’s employment is terminated by the Company without cause, by the Executive for good reason, the respective Executive would be entitled to, among other things, two times annual base salary and annual bonus and accelerated vesting of unvested equity awards. If the Executive’s employment is terminated under certain circumstances within 12 months of a change in control, the foregoing cash amounts would generally be payable to the Executive (except Mr. Thomas would receive three times the amount), and upon a change in control, unvested equity awards would vest if they are not continued, assumed or replaced by the surviving entity. In each of the forgoing cases, performance-based awards will vest at the maximum level of performance.

Under the terms of the Employment Agreements, if the Executive retires, subject to certain conditions as described under the Employment Agreements, the Executive would be entitled to, among other things, a pro-rated annual bonus for the year of retirement and any unvested equity awards will vest pro-rata as of the date of retirement and any performance-based awards would vest based on actual performance, pro-rated as of the date of retirement. In addition, the Employment Agreements provide for certain payments and benefits upon death or disability of the Executive.

Each of the Employment Agreements contains non-competition and non-solicitation restrictive covenants which apply during the term of the Employment Agreement and for one year following an Executive’s termination, and a non-disparagement restrictive covenant that applies during and after the term of each Executive’s employment with the Company. Additionally, the Employment Agreements provide that the Company shall indemnify and hold harmless the Executives to the maximum extent permitted by law.

The Employment Agreements also provide that incentive-based compensation is subject to recovery by the Company as required by applicable law or the Company’s clawback policy.

The Employment Agreements also include certain other changes to the Prior Agreements, including due to changes in the law. The foregoing description of each of the Employment Agreements is qualified in its entirety by reference to the terms of the respective Employment Agreements, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 8.01. Other Events.

On October 20, 2023, the Company entered into employment agreements with each of Bradley D. Page, Senior Vice President and General Counsel, Daniel M. Klein, Senior Vice President and Deputy Chief Investment Officer, Laurie P. Becker, Senior Vice President and Controller, Amy M. Hall, Senior Vice President of Leasing and Physician Strategy, and Mark Dukes, Senior Vice President of Asset Management. The terms of these employment agreements are substantially similar to the Employment Agreements discussed above.

The foregoing description of the employment agreements with each of Mr. Page, Mr. Klein, Ms. Becker, Ms. Hall and Mr. Dukes is qualified in its entirety by reference to the terms of the respective agreements, copies of which are filed herewith as Exhibits 10.6, 10.7, 10.8, 10.9 and 10.10, respectively.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

10.1	Employment Agreement dated as of October 20, 2023, between the Company and John T. Thomas
10.2	Employment Agreement dated as of October 20, 2023, between the Company and Jeffrey N. Theiler
10.3	Employment Agreement dated as of October 20, 2023, between the Company and D. Deeni Taylor
10.4	Employment Agreement dated as of October 20, 2023, between the Company and Mark D. Theine
10.5	Employment Agreement dated as of October 20, 2023, between the Company and John W. Lucey
10.6	Employment Agreement dated as of October 20, 2023, between the Company and Bradley D. Page
10.7	Employment Agreement dated as of October 20, 2023, between the Company and Daniel M. Klein
10.8	Employment Agreement dated as of October 20, 2023, between the Company and Laurie P. Becker
10.9	Employment Agreement dated as of October 20, 2023, between the Company and Amy M. Hall
10.10	Employment Agreement dated as of October 20, 2023, between the Company and Mark Dukes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 20, 2023		PHYSICIANS REALTY TRUST

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement dated as of October 20, 2023, between the Company and John T. Thomas
10.2	Employment Agreement dated as of October 20, 2023, between the Company and Jeffrey N. Theiler
10.3	Employment Agreement dated as of October 20, 2023, between the Company and D. Deeni Taylor
10.4	Employment Agreement dated as of October 20, 2023, between the Company and Mark D. Theine
10.5	Employment Agreement dated as of October 20, 2023, between the Company and John W. Lucey
10.6	Employment Agreement dated as of October 20, 2023, between the Company and Bradley D. Page
10.7	Employment Agreement dated as of October 20, 2023, between the Company and Daniel M. Klein
10.8	Employment Agreement dated as of October 20, 2023, between the Company and Laurie P. Becker
10.9	Employment Agreement dated as of October 20, 2023, between the Company and Amy M. Hall
10.10	Employment Agreement dated as of October 20, 2023, between the Company and Mark Dukes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)